UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2004


                             Sypris Solutions, Inc.
             (Exact name of registrant as specified in its charter)

             Delaware                  0-24020                 61-1321992
   (State or Other Jurisdiction      (Commission           (I.R.S. Employer
        of Incorporation)             File Number)          Identification No.)

    101 Bullitt Lane, Suite 450
       Louisville, Kentucky                                    40222
      (Address of Principal                                  (Zip Code)
        Executive Offices)

       Registrant's telephone number, including area code: (502) 329-2000

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits


         99  Registrant's press release dated July 29, 2004.

Item 12.  Results of Operations and Financial Conditions

      The Registrant's press release dated July 29, 2004, reporting its 2004 second quarter results of operations and financial condition is furnished as
Exhibit 99 and incorporated by reference herein.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 29, 2004            Sypris Solutions, Inc.

                                 By:  /s/ David D. Johnson
                                      ------------------------------------------
                                      David D. Johnson
                                      Vice President and Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit
Number                               Description
-------                              -----------

  99     Registrant's press release dated July 29, 2004.